UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2024

Motorola Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-7221	36-1115800
(Commission File Number)	(IRS Employer Identification No.)

500 W. Monroe Street

Chicago, Illinois 60661

(Address of Principal Executive Offices, Zip Code)

Registrant’s telephone number, including area code: 847-576-5000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock $0.01 par value	MSI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Motorola Solutions, Inc. (the “Company”) is pleased to announce that on February 21, 2024, the size of the Board of Directors of the Company (the “Board”) was increased from eight to nine members and Nicole Anasenes joined the Board as a director and a member of the Audit Committee, effective immediately. Ms. Anasenes will serve until the Company’s 2024 Annual Meeting and the election and qualification of her successor or, if earlier, her death or resignation from the Board.

Ms. Anasenes is currently the Chief Financial Officer and Senior Vice President, Finance of ANSYS, Inc., a developer and provider of engineering simulation software and services. As announced by ANSYS, Inc., Ms. Anasenes will resign as Chief Financial Officer and Senior Vice President on February 22, 2024, and will remain an employee of ANSYS, Inc. until June 7, 2024.

Ms. Anasenes will receive the standard compensation received by non-employee directors. This compensation arrangement is described in the Company’s definitive proxy statement on Schedule 14A filed on March 30, 2023 with the U.S. Securities and Exchange Commission. As disclosed in the definitive proxy statement, a non-employee director will receive his or her equity compensation in the form of a grant of deferred stock units (prorated based on the number of full months served until the next annual meeting of shareholders) with a value of $18,333.33 per month, divided by the closing price of the Company’s common stock on the day on which the director’s election to the Board is effective.

There are no arrangements or understandings between Ms. Anasenes and any other person pursuant to which Ms. Anasenes was elected as a director of the Company, nor does Ms. Anasenes have any direct or indirect material interest in any related party transaction required to be disclosed under Item 404(a) of Regulation S-K.

The press release announcing Ms. Anasenes’s election to the Board is attached as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release by Motorola Solutions, Inc. dated February 21, 2024 announcing the appointment of Nicole Anasenes to the Board of Directors.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTOROLA SOLUTIONS, INC. (Registrant)

Dated: February 21, 2024	By:	/s/ Kristin L. Kruska
	Name:	Kristin L. Kruska
	Title:	Corporate Vice President, Transactions, Corporate & Securities Law and Secretary